As filed with the Securities and Exchange Commission on July 24, 2002

                                                 Registration No. 333-_____

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549
                     ----------------------------------
                                  FORM S-8

                           REGISTRATION STATEMENT
                      UNDER THE SECURITIES ACT OF 1933
                     ----------------------------------


                        ANNTAYLOR STORES CORPORATION
           (Exact name of Registrant as Specified in Its Charter)


      Delaware                                              13-3499319
(State or Other Jurisdiction                           (I.R.S. Employer
of Incorporation or Organization)                      Identification Number)


         142 West 57th Street
          New York, New York                                         10019
(Address if Principal Executive Office)                           (Zip Code)

                     ----------------------------------

                        ANNTAYLOR STORES CORPORATION
         2002 STOCK OPTION AND RESTRICTED STOCK AND UNIT AWARD PLAN
                          (Full Title of the Plan)

                     ----------------------------------
                       Barbara K. Eisenberg, Esquire
            Senior Vice President, General Counsel and Secretary
                        AnnTaylor Stores Corporation
                            142 West 57th Street
                             New York, New York
                  (Name and Address of Agent For Service)
                               (212) 541-3300
       (Telephone Number, Including Area Code, of Agent For Service)
                     __________________________________


                                        CALCULATION OF REGISTRATION FEE
======================================================================================================================
                                                              Proposed Maximum         Proposed         Amount of
          Title of Securities              Amount to be      Offering Price Per         Maximum       Registration
            to be Registered                Registered          Security (1)           Aggregate           Fee
                                                                                       Offering
                                                                                       Price (1)
----------------------------------------------------------------------------------------------------------------------
AnnTaylor Stores Corporation Common
Stock, par value $0.0068 per share          3,000,000              $22.12             $66,360,000        $6,106

======================================================================================================================

(1) Estimated solely for purposes of calculating the registration fee pursuant to Rules 457(c) and (h) under the Securities Act of 1933, as amended (the "Securities Act"), on the basis of the average of the high and low sale prices for common stock of AnnTaylor Stores
        Corporation as reported on the New York Stock Exchange on July 22,
        2002.




                                   PART I

            INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         The document(s) containing the information specified in Part I of Form S-8 will be sent or given to participating employees as specified by Rule 428(b)(1) under the Securities Act of 1933, as amended (the "Securities Act"). In accordance with Rule 428 and the requirements of Part I of Form S-8, such documents are not being filed with the Securities and Exchange Commission (the "Commission") either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule
424. The Registrant (as defined below) shall maintain a file of such documents in accordance with the provisions of Rule 428. Upon request, the Registrant shall furnish to the Commission or its staff a copy or copies of any or all of the documents included in such file. Such documents, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act.


                                  PART II

             INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

         The Registration Statement is being filed solely to register the issuance of 3,000,000 shares of common stock, par value $.0068 per share (after giving effect to the three-for-two common stock split on May 20, 2002) (the "Common Stock") of AnnTaylor Stores Corporation, a Delaware corporation (the "Registrant"), pursuant to the Registrant's 2002 Stock Option and Restricted Stock and Unit Award Plan (the "Plan").

ITEM 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The following documents filed with the Commission are incorporated herein by reference:

         o The Registrant's Annual Report on Form 10-K for the fiscal year ended February 2, 2002 (filed on April 4, 2002).

         o The Registrant's Quarterly Report on Form 10-Q for the quarter ended May 4, 2002 (filed on June 14, 2002).

         o The Registrant's Current Reports on Form 8-K dated April 11, 2002 and April 18, 2002.

         o The Registrant's Proxy Statement, dated April 4, 2002, relating to the Registrant's 2002 Annual Meeting of Stockholders.

         o The description of the Common Stock of the Registrant set forth in the Registrant's Registration Statement on Form 8-A, dated May 15, 1991, filed pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any amendment or report filed for the purpose of updating such description.

         o All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date hereof and prior to the filing of a post-effective amendment which indicates that all of the securities offered hereby have been sold or which deregisters all such securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES

         Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

         The General Corporation Law of the State of Delaware and the Restated Certificate of Incorporation of the Registrant limit the liability of and provide indemnification for directors and officers of the Registrant. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED

         Not applicable.

ITEM 8.  EXHIBITS.

Exhibit No.         Description of Exhibit

4.1                 Amended and Restated Rights Agreement, dated as of May
                    1, 2001, between AnnTaylor Stores Corporation and
                    Mellon Investor Services LLC, as Rights Agent (filed as
                    Exhibit 1 to the Registration Statement on Form 8-A/A,
                    filed on May 24, 2001 and incorporated herein by
                    reference)
23.1                Consent of Deloitte & Touche LLP
24                  Powers of Attorney (included on signature page)

ITEM 9.  REQUIRED UNDERTAKINGS.

         The undersigned Registrant hereby undertakes:

         (a)(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

         (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


                                 SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on July 24, 2002.


                                           ANNTAYLOR STORES CORPORATION


                                           By:  /s/ Barry Erdos
                                                ----------------------------
                                                Name:  Barry Erdos
                                                Title: Chief Operating Officer


                             POWERS OF ATTORNEY

         Know all men by these presents, that each person whose signature appears below constitutes and appoints Barry Erdos, Barbara K. Eisenberg and James M. Smith, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities indicated.


       NAME                                           TITLE                                  DATE


                                           Chairman, Chief Executive
/s/ J. Patrick Spainhour                      Officer and Director                      July 24, 2002
-------------------------------------   (Principal Executive Officer and Director)
    J. Patrick Spainhour


/s/ Barry Erdos                         Chief Operating Officer and Director            July 24, 2002
-----------------------------------
    Barry Erdos


/s/ James M. Smith                      Senior Vice President, Chief                    July 24, 2002
-----------------------------------     Financial Officer and Treasurer
    James M. Smith                      (Principal Financial Officer)


/s/ Sallie A. DeMarsilis                Vice President and Controller                   July 24, 2002
----------------------------------      (Principal Accounting Officer)
    Sallie A. DeMarsilis


/s/ Gerald S. Armstrong                 Director                                        July 24, 2002
---------------------------------
    Gerald S. Armstrong


/s/ James J. Burke, Jr.                 Director                                        July 24, 2002
--------------------------------
    James J. Burke, Jr.


/s/ Wesley E. Cantrell                  Director                                        July 24, 2002
-------------------------------
    Wesley E. Cantrell


/s/ Robert C. Grayson                   Director                                        July 24, 2002
-------------------------------
    Robert C. Grayson


/s/ Ronald W. Hovsepian                 Director                                        July 24, 2002
-----------------------------
    Ronald W. Hovsepian


/s/ Rochelle B. Lazarus                 Director                                        July 24, 2002
----------------------------
    Rochelle B. Lazarus


/s/ Hanne M. Merriman                   Director                                        July 24, 2002
---------------------------
    Hanne M. Merriman



                              LIST OF EXHIBITS

Exhibit No.        Description of Exhibit

4.1                Amended and Restated Rights Agreement, dated as of
                   May 1, 2001, between AnnTaylor Stores Corporation
                   and Mellon Investor Services LLC, as Rights Agent
                   (filed as Exhibit 1 to the Registration Statement
                   on Form 8-A/A, filed on May 24, 2001 and
                   incorporated herein by reference)
23.1               Consent of Deloitte & Touche LLP
24                 Powers of Attorney (included on signature page)